EXHIBIT 10.2


                        EXTENSION AND SECOND AMENDMENT


     This EXTENSION AND SECOND AMENDMENT, dated as of November 1, 2007 (this "Agreement"), is among NIKE, INC., an Oregon corporation with its principal place of business at One Bowerman Drive, Beaverton, Oregon 97005-6453 (the "Borrower"), the Banks (defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent for the Banks (the "Administrative Agent").

                                RECITALS:

         A. The Borrower is a party to that certain Credit Agreement dated as of December 1, 2006 (as amended by that certain First Amendment and as otherwise amended, restated or modified from time to time, the "Existing Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Banks"), the Administrative Agent and the other agents, joint lead arrangers and joint book managers party thereto;

         B. Pursuant to Section 2.6 of the Credit Agreement, the Borrower has requested, and the Administrative Agent hereby notifies each Bank of the Borrower's request, that each Bank extend such Bank's Termination Date from December 1, 2011 to December 3, 2012 (the "Requested Extension");

         C. In addition, the Borrower has requested that the Administrative Agent and Majority Banks amend Section 2.2.3 to the Credit Agreement as set forth herein (the "Amendment"); and

         D. Certain parties hereto have agreed, subject to the terms and conditions hereof, to the Requested Extension, the Amendment or both, as indicated on each signature page hereto.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Existing Credit Agreement, as amended hereby (the "Credit Agreement").

     SECTION 2. Amendment. Clause (a) of the first paragraph of Section 2.2.3 of the Existing Credit Agreement is amended by replacing "on the Business Day preceding the Borrowing Date" with "on the Business Day of the Borrowing Date"

     SECTION 3. Extension. Each undersigned Bank, acting in its sole and individual discretion, subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 5 hereof, hereby agrees to the Requested Extension. Any Bank that does not agree to the Requested Extension shall so notify the Administrative Agent by written notice; provided, that any Bank that does not execute this Agreement or otherwise provide notice to the Administrative Agent of such Bank's acceptance or rejection of the Extension Request on or before November 1, 2007 shall be deemed to be a Non-Extending Bank.

     SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Banks, as follows:

         (a) The representations and warranties of the Borrower contained in
    Article V of the Credit Agreement and in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and on and as of the Agreement Effective Date (defined below) with the same effect as if made on and as of the date hereof or the Agreement Effective Date, as the case may be, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

         (b) After giving effect to this Agreement, the Borrower is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed or performed and no Unmatured Default or Default has occurred or is continuing under the Credit Agreement.

         (c) The execution, delivery and performance by the Borrower of this Agreement have been duly authorized by the Borrower.

         (d) Each of this Agreement and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         (e) Since the date of the financial statements most recently delivered in accordance with Section 6.1(a) of the Existing Credit Agreement, no event, circumstance or development has occurred that constitutes, has had or could reasonably be expected to have a Material Adverse Effect.

         (f) Neither the execution and delivery by the Borrower of this Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any Law, order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's articles of incorporation or bylaws or the provisions of any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement.

     SECTION 5. Effectiveness. This Agreement shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called (the "Agreement Effective Date"):

         (a) The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and at least the Majority Banks; provided, that if the signature of the Majority Banks is received with respect to the Amendment but not the Requested Extension, this Agreement shall be effective only with respect to the Amendment and if the signatures of the Majority Banks is received with respect to the Requested Extension but not the Amendment, this Agreement shall be effective only with respect to the Requested Extension.

         (b) The representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the Agreement Effective Date.

         (c) There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of the Borrower's officers, threatened against or affecting the Borrower or any Subsidiary which might materially adversely affect the ability of the Borrower to perform its Obligations under this Agreement or the other Loan Documents.

         (d) The Administrative Agent on behalf of the Banks shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Banks and their counsel.

     SECTION 6. Costs and Expenses. On the Agreement Effective Date, the Borrower shall pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) which are invoiced to the Borrower on or prior to the Agreement Effective Date.

     SECTION 7. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of Oregon.

     SECTION 8. Miscellaneous. Article X of the Credit Agreement entitled "General Provisions" is hereby incorporated by reference into, and shall apply to, this Agreement as if set forth herein.

     SECTION 9. Severability. If any court, arbitrator, or arbitration panel finds any provision of this Agreement to be invalid or otherwise unenforceable, that provision will be void to the extent it is contrary to applicable law. However, that finding will not affect the validity of any other provision of this Agreement or the Credit Agreement, and the rest of this Agreement will remain in full force and effect unless enforcement of this Agreement without the invalidated provision would be grossly inequitable under all of the circumstances or would frustrate the primary purposes of this Agreement. Alternatively, if a court, arbitrator, or arbitration panel determines that any provision of this Agreement is not enforceable as expressly written, it is the intention of the parties that those provisions be modified by the court, arbitrator, or arbitration panel only as is necessary for them to be enforceable.

     SECTION 10. Counterparts and Delivery. This Agreement may be executed in counterparts. Each counterpart will be considered an original, and all of them, taken together, will constitute a single Agreement. Facsimile signatures will be deemed original signatures for all purposes under this Agreement. This Agreement may be delivered by facsimile or electronically, and any such delivery will have the same effect as physical delivery of a signed original.

     SECTION 11. Loan Document. This Agreement shall be deemed to be and, upon the Agreement Effective Date, shall constitute a Loan Document under and as defined in the Credit Agreement.

                             [Signature pages follow]

IN WITNESS WHEREOF the parties have first caused this Agreement to be executed as of the day and year first above written.

NIKE, INC., with respect to the Requested
Extension and Amendment

By: _____________________________________
Printed Name:____________________________
Title:  _________________________________

BANK OF AMERICA, N.A.,
as Administrative Agent, consenting to the Requested Extension and the Amendment

By: ____________________________________
Printed Name:___________________________
Title:  ________________________________

BANK OF AMERICA, N.A.,
as a Bank, consenting to the
Requested Extension and the Amendment

By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

LASALLE BANK NATIONAL ASSOCIATION, as a Bank

By: ____________________________________
Printed Name:___________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

LASALLE BANK NATIONAL ASSOCIATION, as a Bank

By: ____________________________________
Printed Name:___________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

CITICORP USA, INC., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

CITICORP USA, INC., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

THE BANK OF TOKYO-MITSUBISHI UFJ
LTD., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMNET

THE BANK OF TOKYO-MITSUBISHI UFJ
LTD., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

HSBC BANK USA, N.A., as a Bank
By: ____________________________________
Printed Name:___________________________
Title: _________________________________

CONSENT TO AMENDMENT

HSBC BANK USA, N.A., as a Bank
By: ____________________________________
Printed Name:___________________________
Title: _________________________________

CONSENT TO REQUESTED EXTENSION

WILLIAM STREET COMMITMENT
CORPORATION, (Recourse only to the assets of
William Street Commitment Corporation), as a Bank
By: ____________________________________
Printed Name:___________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

WILLIAM STREET COMMITMENT
CORPORATION, (Recourse only to the assets of
William Street Commitment Corporation), as a Bank
By: ____________________________________
Printed Name:___________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

JPMORGAN CHASE BANK, N.A., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

JPMORGAN CHASE BANK, N.A., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

MERRILL LYNCH BANK USA, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

MERRILL LYNCH BANK USA, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

THE NORTHERN TRUST COMPANY, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

THE NORTHERN TRUST COMPANY, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

U.S. NATIONAL ASSOCIATION, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

U.S. NATIONAL ASSOCIATION, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

WELLS FARGO BANK, N.A., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

WELLS FARGO BANK, N.A., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

ROYAL BANK OF CANADA., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

ROYAL BANK OF CANADA., as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

CALYON NEW YORK BRANCH, as a Bank
By:_____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT:

CALYON NEW YORK BRANCH, as a Bank
By:_____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO REQUESTED EXTENSION:

THE ROYAL BANK OF SCOTLAND PLC, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________

CONSENT TO AMENDMENT

THE ROYAL BANK OF SCOTLAND PLC, as a Bank
By: ____________________________________
Printed Name: __________________________
Title:  ________________________________